SHARE CAPITAL AND SHARE OPTIONS	12 Months Ended
Dec. 31, 2015
SHARE CAPITAL AND SHARE OPTIONS [Abstract]
SHARE CAPITAL AND SHARE OPTIONS

30.	SHARE CAPITAL AND SHARE OPTIONS

Our ordinary shares are listed on the Nasdaq Stock Exchange.

As at December 31, 2015 and 2014, our authorized and issued share capital is as follows:

Authorized share capital:

(in thousands of $, except per share data)	2015	2014
150,000,000 (2014: 150,000,000) common shares of $1.00 each	150,000	150,000

Issued share capital:

(in thousands of $, except per share data)	2015	2014
93,546,663 (2014: 93,414,672) outstanding issued common shares of $1.00 each	93,547	93,415

We issued 0.1 million and 0.2 million common shares upon the exercise of stock options for the years ended December 31, 2015 and 2014, respectively.

On June 30, 2014, we closed a registered offering of 12,650,000 of our common shares, par value $1.00 per share, which included 1,650,000 common shares purchased pursuant to the underwriters' option to purchase additional common shares. We raised net proceeds of $660.9 million.

In September 2014, we closed a secondary offering of 32,000,000 shares of our common stock (including 4,173,913 common shares exercised under the underwriter's option) held by our former principal shareholder, World Shipholding Limited ("World Shipholding"), at a price to the public of $58.50 per share. Following the offering, World Shipholding’s stake in us was reduced from 36.2% to 1.9% as of December 2014. At December 31, 2015, World Shipholding's stake in us was 0.0%. We did not receive any proceeds from the sale of common shares by World Shipholding.

Treasury shares

In November 2014, our board of directors approved a new share repurchase program under which we may repurchase up to 5% of Golar's outstanding stock over the next two years. As at December 31, 2015, we had repurchased 0.3 million shares for a consideration of $12.3 million and was party to a total return swap ("TRS") indexed to 3.2 million of Golar's shares at an average price of $41.10. There is at present no obligation for us to purchase any shares from the counterparty

Share options

Golar share options

In February 2002, our board of directors approved the Golar LNG Limited Share Option Scheme ("Golar Scheme"). The Golar Scheme permits the board of directors, at its discretion, to grant options to acquire shares in the Company to employees and directors of the Company or its subsidiaries. Options granted under the scheme will vest at a date determined by the board at the date of the grant. The options granted under the plan to date have five year terms and vest equally over a period of three to four years. There is no maximum number of shares authorized for awards of equity share options, and either authorized unissued shares or treasury shares in the Company may be used to satisfy exercised options.

During 2015 and 2014, the Company granted 0.9 million and 1.8 million share options, respectively, to directors and employees.

As at December 31, 2015, 2014 and 2013, the number of options outstanding in respect of Golar shares was 2.2 million, 2.1 million and 0.5 million, respectively.

The fair value of each option award is estimated on the grant date or modification date using the Black-Scholes option pricing model. The weighted average assumptions used are noted in the table below:

	2015	2014	2013
Risk free interest rate	1.8%	1.8%	2.0%
Expected volatility of common stock	53.1%	53.6%	56.9%
Expected dividend yield	0.0%	0.0%	0.0%
Expected life of options (in years)	3.0 years	2.9 years	2.6 years

The assumption for expected future volatility is based primarily on an analysis of historical volatility of our common stock.

Historically, we used the simplified method to estimate the expected term of options, based on the vesting period of the award and this represents the period of time that options granted are expected to be outstanding. We ceased to use the simplified method for the share options awarded in 2015 because the exercise price of the options was higher than the market value of the Company's shares. The vesting period of the 2015 share options equates the contractual term.

The dividend yield has been estimated at 0.0% as the exercise price of the options, granted in 2006 and later, are reduced by the value of dividends, declared and paid on a per share basis.

A summary of option activity as at December 31, 2015, 2014 and 2013, and changes during the years then ended are presented below:

(in thousands of $, except per share data)	Shares (in '000s)	Weighted average exercise price	Weighted average remaining contractual term (years)
Options outstanding at December 31, 2012	581	$7.86	0.8
Exercised during the year	(76)	$8.01
Forfeited during the year	(7)	$6.58
Options outstanding at December 31, 2013	498	$6.36	0.3
Granted during the year	1,793	$58.26
Exercised during the year	(185)	$7.20
Options outstanding at December 31, 2014	2,106	$49.75	4.4
Exercised during the year	(132)	$1.70
Forfeited during the year	(685)	$56.75
Granted during the year	906	$56.63
Options outstanding at December 31, 2015	2,195	$52.02	3.9

Options exercisable at:
December 31, 2015	190	$3.97	0.87
December 31, 2014	317	$4.09	1.83
December 31, 2013	419	$6.50	0.10

The exercise price of all options except for those issued in 2001, is reduced by the amount of the dividends declared and paid; the above figures for options granted, exercised and forfeited show the average of the prices at the time of granting, exercising and forfeiting of the options, and for options outstanding at the beginning and end of the year, the average of the reduced option prices is shown.

The intrinsic value of share options exercised in the years ended December 31, 2015, 2014 and 2013 was $0.4 million, $7.8 million and $2.2 million, respectively.

As at December 31, 2015, the intrinsic value of share options that were both outstanding and exercisable was $nil (2014: $nil) as the exercise price was higher than the market value of the share options at year end.

The total fair value of share options vested in the years ended December 31, 2015, 2014 and 2013 was $0.1 million, $2.1 million and $3.8 million, respectively.

Compensation cost of $3.7 million, $1.6 million and $0.5 million has been recognized in the consolidated statement of operations for the years ended December 31, 2015, 2014 and 2013, respectively.

As of December 31, 2015, the total unrecognized compensation cost amounted to $31.0 million (2014: $28.0 million) relating to options outstanding is expected to be recognized over a weighted average period of 3.9 years.